                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) March 29, 2000.



                               Advanta Bank Corp.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Utah                          333-93915              23-2597173
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                         Identification Number)


         11850 South Election Road
               Draper, Utah                                08020
------------------------------------------             -------------
  (Address of Principal Executive Office)               (Zip Code)



Registrant's telephone number, including area code (801) 523-0858



                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.
Item 2.           Not Applicable.
Item 3.           Not Applicable.
Item 4.           Not Applicable.
Item 5.           Acquisition and Disposition of Assets.


      Advanta Equipment Receivables Series 2000-1 LLC (the "Issuer") issued a series of asset-backed notes, entitled Equipment Receivables Asset-Backed Notes, Series 2000-1 ("Series 2000-1"), pursuant to the Indenture, dated as of March 1, 2000 (attached hereto as Exhibit 4.1) between the Issuer and Bankers Trust Company, as trustee. The Issuer entered into a Transfer and Servicing Agreement, dated as of March 1, 2000 (the "Transfer and Servicing Agreement") with Advanta Bank Corp., as transferor and as servicer (attached hereto as Exhibit 4.2). Pursuant to the Transfer and Servicing Agreement, the Issuer will acquire Advanta Bank Corp.'s right, title and interest in the pledged assets (as described in a prospectus supplement, dated as of March 17, 2000 (the "Prospectus Supplement"), and a base prospectus, dated as of March 13, 2000 (together with the Prospectus Supplement, the "Prospectus"). The Issuer will be operated under the terms of a Limited Liability Company Operating Agreement, dated as of March 29, 2000 (attached hereto as Exhibit 4.3).

      Series 2000-1 consists of four classes identified as the $181,285,000 6.840% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), the $63,269,000 7.255% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), the $84,623,000 7.405% Class A-3 Asset Backed Notes (the "Class A-3 Notes" and, together with the Class A-1 Notes and the Class A-2 Notes, the "Class A Notes"), the $28,215,000 7.560% Class B Asset Backed Notes (the "Class B Notes"), the $18,810,000 7.685% Class C Asset Backed Notes (the "Class C Notes") and the $9,405,000 8.015% Class D Asset Backed Notes (the "Class D Notes"). The Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes were publicly offered, as described in the Prospectus, pursuant to an Underwriting Agreement (the "Underwriting Agreement"), dated as of March 17, 2000 (attached hereto as
Exhibit 1.1), among the Issuer, Advanta Bank Corp. and Prudential Securities Incorporated, as representative of the underwriters.

Item 6.           Not Applicable.
Item 7.           Exhibits.


            The following are filed as Exhibits to this Report under the following:

Exhibit 1.1  Underwriting Agreement, dated as of March 17, 2000
Exhibit 4.1  Indenture, dated as of March 1, 2000
Exhibit 4.2  Transfer and Servicing Agreement, dated as of March 1, 2000
Exhibit 4.3  Limited Liability Company Operating Agreement, dated as of March
             29, 2000

Item 8.      Not Applicable.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ADVANTA BANK CORP.
                                                As Registrant



                                                By: _______________________
                                                Name:       Mark Hales
                                                Title:    President and Director

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ADVANTA BANK CORP.
                                                As Registrant



                                                By: /s/ Mark Hales
                                                Name: Mark Hales
                                                Title:  President and Director


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                                  EXHIBIT INDEX


Exhibit                 Description
Exhibit 1.1  Underwriting Agreement, dated as of March 17, 2000

Exhibit 4.1  Indenture, dated as of March 1, 2000

Exhibit 4.2  Transfer and Servicing Agreement, dated as of March 1, 2000

Exhibit 4.3  Limited Liability Company Operating Agreement, dated as of March
             29, 2000